                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934.

                                 March 11, 2003
                Date of Report (Date of Earliest Event Reported)

                        Meier Worldwide Intermedia, Inc.
               (Exact name of registrant as specified in charter)

                        Commission File Number: 000-27795

         Nevada                                          52-2079421
(State of Incorporation)                         (I.R.S. Employer I.D. No.)

                          Ste 320- 1100 Melville Street
                      Vancouver, British Columbia, V6E 4A6
                    (Address of Principal Executive Offices)

                                  604/689-7572
              (Registrant's Telephone Number, Including Area Code)

Item 1. CHANGES IN CONTROL OF REGISTRANT

        None.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

        None

Item 3. BANKRUPTCY OR RECEIVERSHIP

        None

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        The registrant has engaged Kingery Crouse & Hohl, P.A. as its principal accountant to replace its former principal accountant, Andersen Andersen &
Strong LC ("AA&S"). The former accountant was dismissed on March 6, 2003. The decision to change accountants was approved by the Board of Directors of the registrant.

        During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with AA&S on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                                       1

        No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except such reports did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, AA&S did not advise the Company with regard to any of the following:

1. That internal controls necessary to develop reliable financial statements did not exist; or
2. That information has come to the attention of AA&S, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
3. That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and AA&S has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from AA&S is filed herewith.

        During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted
Kingery, Crouse & Hohl, P.A. regarding any matter requiring disclosure under
Regulation S-K, Item 304(a)(2).

Item 5. OTHER EVENTS

        None

Item 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        None

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired.

            None

        (b) Pro forma financial information.

            None

        (c) Exhibits:

            Letter of Andersen Andersen & Strong LC

                                       2

Item 8. CHANGE IN FISCAL YEAR

        None

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Meier Worldwide Intermedia, Inc.

                                            By:/s/James Meier
                                            James Meier, President

                                            March 11, 2003